UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03657

Deutsche DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

August 31, 2023
Annual Report
to Shareholders
DWS California Tax-Free Income Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
14	Portfolio Summary
15	Investment Portfolio
25	Statement of Assets and Liabilities
27	Statement of Operations
28	Statements of Changes in Net Assets
29	Financial Highlights
33	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
46	Other Information
47	Information About Your Fund’s Expenses
48	Tax Information
49	Advisory Agreement Board Considerations and Fee Evaluation
54	Board Members and Officers
60	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS California Tax-Free Income Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Although the Fund seeks income that is exempt from California and federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS California Tax-Free Income Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of ultra-loose monetary policy; impact of slower growth in China; ongoing political attacks on global trade; demographic change profoundly affecting more and more countries; and finally, the Ukraine conflict, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging for the remainder of 2023. Further, aggressive tightening by the Federal Reserve and international monetary authorities has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are beginning to take effect and cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. Balanced portfolios can help mitigate the negative impact of unexpected economic, geopolitical, and market events. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS California Tax-Free Income Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.
DWS California Tax-Free Income Fund posted a return for the 12 months ended August 31, 2023 of 1.01%. This return compares to 1.70% for the Fund’s benchmark, the Bloomberg Municipal Bond Index and 2.07% for the Fund’s secondary benchmark, the Bloomberg California Exempt Municipal Bond Index. The average fund in the Morningstar Muni California Long peer group returned 0.88% for the 12 months. For the same period, the broad taxable bond market returned –1.19%, as measured by the Bloomberg U.S. Aggregate Bond Index.
Entering the period, the U.S. Federal Reserve (Fed) had already begun to tighten monetary policy in the face of persistently high inflation by raising its benchmark overnight lending rate and ending its program of bond purchases aimed at keeping longer-term borrowing costs low. The Fed would implement a series of sharp rate hikes that brought the fed funds target to a range of 4.25% to 4.50% by the end of 2022, its highest level
Investment Strategy
The Fund seeks a high level of current income that is exempt from California state and federal income taxes. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The Fund can buy many types of municipal securities of all maturities. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market. Although portfolio management may adjust the Fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Municipal Bond Index, which is generally between five and nine years.

DWS California Tax-Free Income Fund	|	5

since the fall of 2007. U.S. consumer price inflation peaked at 9.1% in June of 2022 before receding slightly over the remainder of the year.
Entering 2023, as inflation showed signs of moderating, markets became increasingly optimistic that the Fed and other leading central banks were poised to stop raising interest rates. January saw Treasury yields ease off their recent highs on the outlook for easier monetary policy. On February 1, the Fed raised rates by a comparatively moderate 0.25%, to a target range of 4.50% to 4.75%.
March saw the failure of a handful of U.S. banks and the collapse of European giant Credit Suisse raise the prospect of a financial crisis. Municipal yields plummeted along with Treasury yields as the market factored in increased recession risks and anticipated an end to the Fed’s rate hiking cycle. At its March 23 meeting the Fed raised the fed funds target by 0.25% to a range of 4.75% to 5.0%. The rate hike was well-received by financial markets as a signal that the central bank believed the financial system remained on generally sound footing.
“Entering 2023, as inflation showed signs of moderating, markets became increasingly optimistic that the Fed and other leading central banks were poised to stop raising interest rates.”
As the period progressed, inflation continued to ease, with June U.S. consumer price inflation registering at 3.0%. With the U.S. economy and employment displaying surprising resilience in the face of its past tightening, the Fed would implement additional 0.25% increases at its early May and late July meetings, leaving fed funds at 5.25% to 5.50% at the end of August 2023.
While new issue supply was significantly lower relative to the prior 12 months, municipal market prices were generally pressured by outflows from tax-free mutual funds and ETFs. Demand from separately managed accounts continued to support high quality issues with maturities below 10 years. For the 12 months, lower quality issues in the BBB and A ratings categories led municipal market performance versus AAA and AA issues.

6	|	DWS California Tax-Free Income Fund

For the 12 months ended August 31, 2023, the two-year municipal bond yield went from 2.28% to 3.14%, the 10-year from 2.59% to 2.93%, and the 30-year from 3.29% to 3.88% (source: Thomson Reuters).
Municipal Bond Yield Curve (as of 8/31/23 and 8/31/22)

Source: Refinitiv TM3.
Chart is for illustrative purposes only and does not represent any DWS product.
Positive and Negative Contributors to Fund Performance
In an effort to maintain portfolio duration and corresponding interest rate sensitivity in line with the Fund’s peer group, the Fund had an above benchmark stance with respect to duration. This positioning detracted from performance as the municipal yield curve moved higher with longer maturities experiencing the most significant price declines.
The Fund’s overall stance with respect to credit added to performance versus the benchmark. Specifically, the Fund had overweight exposure to issues in the A and BBB ratings categories which outperformed higher quality issues. The Fund’s overweight to below investment grade issues detracted from relative performance.
In sector terms, contributors included overweights to the airport, prepaid gas and tobacco sectors, while overweights to the housing and senior living sectors detracted from performance.
Outlook and Positioning
The relative steepness of the municipal yield curve versus Treasuries and the fact that the 10-year municipal yield is only 71.3% of the comparable Treasury yield due partly to strong retail interest in shorter maturities support the Fund’s focus on longer maturities. Credit spreads for lower

DWS California Tax-Free Income Fund	|	7

investment grade bonds look compelling in certain sectors when considering that credit fundamentals generally remain sound.
The Fund has been selling longer bonds that are priced closer to par due to their unattractive interest rate risk profile, while investing in the 15- to 30-year part of the curve with a more favorable structure. The focus on purchases has mainly been on new issues, which are coming to market at wider spreads.
California is the nation’s most populous state with the world’s fifth largest economy, accounting for 14% of the U.S. population and 15% of U.S. Gross Domestic Product in 2022. Just a decade ago, California’s debt was rated BBB, but the rating improved over the course of the economic expansion, supported by the state’s focus on building up reserves, paying down debt, and implementing constructive legislative budgetary procedures. The state is currently rated Aa2, AA– and AA by Moody’s, S&P and Fitch, respectively, with a negative outlook by Moody’s and a positive outlook by S&P.
After consecutive years of strong revenue performance in fiscal year 2021 and 2022, the state materially improved its financial position as well as enhanced its ability to address future fiscal uncertainty. With strong post pandemic revenue growth, the state eliminated budget gaps, built its budget reserves, and enacted structurally balanced on-time budgets. Fiscal year 2022 ended with a $97 million surplus, but the state’s fortunes reversed in fiscal year 2023 with the state projected to end the fiscal year (ending June 30, 2023) with a $32.4 billion budget gap. The state is projecting another budget gap in fiscal year 2024 at $31.5 billion. The whiplash from surplus to deficit demonstrates the cyclical nature of the state’s tax base and its heavy reliance on personal income taxes for roughly 70% of annual revenues, with nearly 50% coming from the top 1% of earners. Despite the underperformance of revenues and projected budget gaps, the state has been able to balance its fiscal year 2023 and 2024 budgets and maintain its historic level of budget reserves.
The state faces social challenges, which include wealth inequality, a high rate of homelessness, and migration changes. These challenges will need to be addressed over the long-term and are compounded by climate risk. Despite these challenges, California’s massive and diverse economy,

8	|	DWS California Tax-Free Income Fund

strong financial reserves, commitment to budgetary balance, and focus on balance sheet management all reinforce a stable and sustainable credit profile.
Portfolio Management Team
Matthew J. Caggiano, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 1999.
—Joined DWS in 1989.
—Co-Head of Municipal Bond Department.
—BS, Pennsylvania State University; MS, Boston College.
Michael J. Generazo, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2010.
—Joined DWS in 1999.
—BS, Bryant College; MBA, Suffolk University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Bloomberg Municipal Bond Index covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset- backed securities with average maturities of one year or more.
The Bloomberg California Exempt Municipal Bond Index includes issues in the state of California, which have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater and have been issued after December 31, 1990.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The Morningstar Muni California Long category consists of funds that have at least 80 percent of assets invested in municipal bonds from the state of California.
Morningstar, Inc. rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.
The yield curve is a graphic representation of how yields on bonds of different maturities compare. Normally, yield curves slant upward, as bonds with longer maturities typically offer higher yields than short-term bonds.
Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e.,

DWS California Tax-Free Income Fund	|	9

assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
Overweight means the Fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means the Fund holds a lower weighting.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

10	|	DWS California Tax-Free Income Fund

Performance SummaryAugust 31, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/23
Unadjusted for Sales Charge	1.01%	0.52%	2.37%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–1.76%	–0.04%	2.09%
Bloomberg Municipal Bond Index†	1.70%	1.52%	2.81%
Bloomberg California Exempt Municipal Bond Index††	2.07%	1.50%	2.98%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/23
Unadjusted for Sales Charge	0.40%	–0.24%	1.62%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.40%	–0.24%	1.62%
Bloomberg Municipal Bond Index†	1.70%	1.52%	2.81%
Bloomberg California Exempt Municipal Bond Index††	2.07%	1.50%	2.98%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/23
No Sales Charges	1.42%	0.77%	2.64%
Bloomberg Municipal Bond Index†	1.70%	1.52%	2.81%
Bloomberg California Exempt Municipal Bond Index††	2.07%	1.50%	2.98%

Institutional Class	1-Year	Life of Class*
Average Annual Total Returns as of 8/31/23
No Sales Charges	1.42%	–2.45%
Bloomberg Municipal Bond Index†	1.70%	–1.88%
Bloomberg California Exempt Municipal Bond Index††	2.07%	–1.89%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2022 are 0.83%, 1.60%, 0.68% and 0.62% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

DWS California Tax-Free Income Fund	|	11

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
A portion of the Fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Institutional Class shares commenced operations on December 1, 2020.
†
Bloomberg Municipal Bond Index covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

12	|	DWS California Tax-Free Income Fund

††
Bloomberg California Exempt Municipal Bond Index includes issues in the state of
California, which have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater and have been issued after December 31, 1990.
The Advisor believes that the additional index (Bloomberg California Exempt Municipal
Bond Index) reasonably represents the Fund’s investment objectives and strategies.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/23	$6.45	$6.41	$6.44	$6.44
8/31/22	$6.58	$6.53	$6.56	$6.56
Distribution Information as of 8/31/23
Income Dividends, Twelve Months	$.19	$.15	$.21	$.21
August Income Dividend	$.0163	$.0121	$.0177	$.0177
SEC 30-day Yield‡	3.37%	2.71%	3.71%	3.71%
Tax Equivalent Yield‡	7.19%	5.78%	7.91%	7.91%
Current Annualized Distribution Rate‡	2.98%	2.22%	3.24%	3.24%

‡
The SEC yield is net investment income per share earned over the month ended
August 31, 2023, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC
yields would have been 3.32%, 3.68% and 3.65% for Class A, Class S and Institutional
Class shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 53.1% (combined California state and federal income tax rate). The marginal tax rate does not include the California surtax on taxable income over $1 million.The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on
August 31, 2023. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.93%, 3.21% and 3.18% for Class A, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS California Tax-Free Income Fund	|	13

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	8/31/23	8/31/22
Revenue Bonds	81%	86%
General Obligation Bonds	8%	5%
Lease Obligations	7%	4%
Variable Rate Demand Notes	1%	1%
Escrow to Maturity/Prerefunded Bonds	1%	4%
Other	1%	0%
Variable Rate Demand Preferred Shares	1%	0%
	100%	100%

Quality (As a % of Investment Portfolio)	8/31/23	8/31/22
AAA	3%	4%
AA	40%	42%
A	22%	23%
BBB	16%	14%
BB	2%	2%
Not Rated	17%	15%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	8/31/23	8/31/22
Effective Maturity	11.1 years	9.2 years
Modified Duration	7.7 years	6.7 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 60 for contact information.

14	|	DWS California Tax-Free Income Fund

Investment Portfolioas of August 31, 2023

	Principal Amount ($)	Value ($)
Municipal Investments 98.8%
California 96.0%
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project, Series A, 6.0%, 9/1/2024, INS: AGMC	885,000	895,926
California, Alameda Corridor Transportation Authority, Series C, 5.0%, 10/1/2052, INS: AGMC	2,000,000	2,116,718
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Subordinate Toll Bridge, 4.0%, 4/1/2037	3,000,000	3,019,274
California, City of San Jose Financing Authority Wastewater Revenue, Series B, 5.0%, 11/1/2052	5,000,000	5,435,966
California, Community Choice Financing Authority, Clean Energy Project Revenue:
Series B-1, 4.0% (a), 2/1/2052, GTY: Morgan Stanley	6,500,000	6,362,769
Series B-1, 5.0% (a), 7/1/2053, GTY: Morgan Stanley	4,000,000	4,159,231
Series A-1, 5.0% (a), 12/1/2053, GTY: Goldman Sachs Group, Inc.	1,500,000	1,545,482
Series E-1, 5.0% (a), 2/1/2054	1,500,000	1,572,029
California, Community Housing Agency, Essential Housing Revenue, Verdant at Green Valley Project, Series A, 144A, 5.0%, 8/1/2049	2,425,000	2,224,641
California, County Tobacco Securitization Agency, Tobacco Settlement Revenue:
Series B-2, Zero Coupon, 6/1/2055	13,415,000	2,824,218
Series B-1, 5.0%, 6/1/2049	535,000	540,691
California, County Tobacco Securitization Agency, Tobacco Settlement Revenue, Merced County Tobacco Funding Corp., Series B, 5.0%, 6/1/2050	1,795,000	1,768,561
California, CSCDA Community Improvement Authority, Essential Housing Revenue, Series A, 144A, 5.0%, 7/1/2051	9,175,000	8,360,059
California, Department of Veterans Affairs, Veteran’s Farm Home Purchase Program, Series A, 5.5%, 12/1/2052	1,000,000	1,062,501
California, EL Dorado Irrigation District Revenue, Series C, Prerefunded, 5.0%, 3/1/2032	2,750,000	2,887,310
California, Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates:
“A", Series M-054, 2.35%, 12/15/2035	9,425,000	7,465,930
Series M-049, 3.05%, 4/15/2034	2,240,000	1,945,031
“A-CA", Series 2019-ML05, 3.35%, 11/25/2033, GTY: Freddie Mac	2,890,658	2,595,709
The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	15

	Principal Amount ($)	Value ($)
California, Folsom Ranch Financing Authority, Special Tax Revenue, Community Facility District No. 20, 5.0%, 9/1/2048	1,000,000	999,971
California, Foothill-Eastern Transportation Corridor Agency, Toll Road Revenue:
Series B-2, 3.5%, 1/15/2053	1,070,000	869,477
Series C, 4.0%, 1/15/2043	12,780,000	12,125,228
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A-1, 5.0%, 6/1/2051	3,000,000	3,116,762
California, Housing Finance Agency, Municipal Certificates:
“A", 3.25%, 8/20/2036	2,729,900	2,436,585
“A", Series 2021-1, 3.5%, 11/20/2035	2,892,382	2,661,161
“A", Series 2021-2, 3.75%, 3/25/2035	5,858,030	5,630,262
Series A, 4.25%, 1/15/2035	2,086,990	2,036,286
California, Imperial Community College District, General Obligation, Series A, 5.25%, 8/1/2053, INS: AGMC	1,000,000	1,094,483
California, Mount Diablo Unified School District, Series B, 4.0%, 8/1/2035	2,000,000	2,104,850
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034, GTY: Citigroup Global Markets	6,820,000	8,324,124
California, Municipal Finance Authority, Community Facilities District No. 2021-11, 5.0%, 9/1/2057	3,000,000	2,858,689
California, Municipal Finance Authority, HumanGood Obligated Group, 4.0%, 10/1/2049	2,700,000	2,370,797
California, Municipal Finance Authority, Multi-Family Housing, Series A, 144A, 4.0%, 11/1/2036	3,500,000	3,162,216
California, Municipal Finance Authority, Waste Disposal Revenue, Series A, AMT, 4.125% (a), 10/1/2041, GTY: Waste Management Holdings	480,000	481,021
California, Pomona Unified School District, Series F, 3.0%, 8/1/2048, INS: BAM	2,500,000	1,876,184
California, Public Finance Authority, Educational Facilities Revenue, Trinity Classical Academy:
Series A, 144A, 5.0%, 7/1/2044	375,000	329,505
Series A, 144A, 5.0%, 7/1/2054	1,000,000	834,829
California, Regents of the University of California Medical Center Pooled Revenue, Series P, 3.5%, 5/15/2054	2,000,000	1,689,330
California, River Islands Public Financing Authority, Special Tax, Community Facilities District No. 2003-1, Public Improvements, Series B-2, 5.0%, 9/1/2052	2,000,000	1,867,505
California, River Islands Public Financing Authority, Special Tax, Community Facilities District No. 2016-1, Phase 2 Public Improvements, 5.25%, 9/1/2052, INS: AGMC	500,000	540,972
The accompanying notes are an integral part of the financial statements.

16	|	DWS California Tax-Free Income Fund

	Principal Amount ($)	Value ($)
California, River Islands Public Financing Authority, Special Tax, Community Facilities District No. 2019-1, Phase 2 Public Improvements:
3.875%, 9/1/2049	1,310,000	1,008,922
4.0%, 9/1/2046	1,910,000	1,550,964
4.0%, 9/1/2051	1,000,000	798,413
California, School Finance Authority, Charter School Revenue, Aspire Public School Obligated Group, Series A, 144A, 4.0%, 8/1/2051	750,000	601,732
California, School Finance Authority, Charter School Revenue, Classical Academies Oceanside Project:
Series A, 144A, 5.0%, 10/1/2042	500,000	486,211
Series A, 144A, 5.0%, 10/1/2052	1,000,000	933,640
California, School Finance Authority, School Facilities Revenue, Green Dot Public Schools Obligated Group:
Series A, 144A, 5.0%, 8/1/2038	1,000,000	1,004,051
Series A, 144A, 5.0%, 8/1/2048	1,750,000	1,661,594
California, South Bayside Waste Management Authority, Solid Waste Enterprise Revenue:
Series A, 5.0%, 9/1/2040, INS: AGMC	610,000	644,268
Series A, ETM, 5.0%, 9/1/2040, INS: AGMC	20,000	22,116
Series A, 5.0%, 9/1/2042, INS: AGMC	1,255,000	1,326,034
Series A, ETM, 5.0%, 9/1/2042, INS: AGMC	45,000	49,762
California, State Educational Facilities Authority Revenue:
Series A, 4.0%, 12/1/2050	1,000,000	843,951
Series A, 5.0%, 12/1/2048	9,000,000	9,007,596
California, State Enterprise Development Authority, Student Housing Revenue, Series A, 5.0%, 8/1/2055	1,175,000	1,181,760
California, State General Obligation:
Series C-3, 2.3% (b), 9/7/2023, LOC: U.S. Bank NA	2,600,000	2,600,000
5.0%, 10/1/2042	1,000,000	1,106,519
Series C, 5.0%, 11/1/2042	4,000,000	4,416,913
5.0%, 10/1/2045	750,000	824,444
Series CU, 5.5%, 12/1/2052	1,990,000	2,203,297
California, State Health Facilities Financing Authority Revenue:
5.0%, 9/1/2043	2,665,000	2,673,683
5.0%, 9/1/2048	4,850,000	4,829,526
California, State Health Facilities Financing Authority Revenue, Cedars-Sinai Medical Center Obligated Group, Series A, 3.0%, 8/15/2051	4,110,000	3,073,597
California, State Municipal Finance Authority Revenue, Barlow Respiratory Hospital, Series A, 4.0%, 9/1/2050	2,000,000	1,552,283
California, State Municipal Finance Authority Revenue, Emerson College, Series B, 5.0%, 1/1/2035	1,500,000	1,532,559
The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	17

	Principal Amount ($)	Value ($)
California, State Municipal Finance Authority Revenue, LAX Integrated Express Solutions LLC, LINXS Apartment Project:
Series A, AMT, 5.0%, 12/31/2033	3,000,000	3,104,405
Series A, AMT, 5.0%, 12/31/2043	3,280,000	3,281,797
California, State Municipal Finance Authority Revenue, Samuel Merritt University, 5.25%, 6/1/2053	3,000,000	3,168,246
California, State Municipal Finance Authority, Charter School Revenue, Palmdale Aeroscope Academy Project:
Series A, 144A, 5.0%, 7/1/2038	2,050,000	1,981,124
Series A, 144A, 5.0%, 7/1/2049	1,500,000	1,351,349
California, State Municipal Finance Authority, Charter School Revenue, Santa Rose Academy Project, 5.0%, 7/1/2052	1,245,000	1,110,999
California, State Pollution Control Financing Authority, Water Furnishing Revenue, San Diego County Water Authority, Desalination Project Pipeline, 144A, 5.0%, 11/21/2045	2,000,000	2,006,345
California, State Public Finance Authority, Senior Living Revenue, ENSO Village Project, Series A, 144A, 5.0%, 11/15/2056	1,500,000	1,288,816
California, State Public Works Board, Lease Revenue:
Series C, 5.0%, 8/1/2032	1,095,000	1,259,711
Series A, 5.0%, 8/1/2033	1,250,000	1,437,268
Series C, 5.0%, 8/1/2033	1,145,000	1,316,537
California, State School Finance Authority, Charter School Revenue, Bright Star Schools Obligated Group, 144A, 5.0%, 6/1/2054	2,000,000	1,756,646
California, State School Finance Authority, Charter School Revenue, Teaching Public Schools:
Series A, 144A, 5.0%, 6/1/2049	1,875,000	1,698,769
Series A, 144A, 5.0%, 6/1/2058	1,400,000	1,235,156
California, State School Finance Authority, Educational Facilities Revenue, New Designs Charter School Adams Campus Project:
Series A, 144A, 5.0%, 6/1/2040	750,000	711,606
Series A, 144A, 5.0%, 6/1/2050	1,060,000	968,168
California, Statewide Communities Development Authority Revenue, Emanate Health, Series A, 4.0%, 4/1/2040	650,000	599,445
California, Statewide Communities Development Authority Revenue, Front Porch Communities & Services, Series A, 4.0%, 4/1/2046	3,780,000	3,417,623
California, Statewide Communities Development Authority Revenue, John Muir Health, Series A, 5.0%, 12/1/2053	4,345,000	4,436,035
The accompanying notes are an integral part of the financial statements.

18	|	DWS California Tax-Free Income Fund

	Principal Amount ($)	Value ($)
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Foxwood Apartments Project, Series J, 2.74% (b), 9/7/2023, LOC: Wells Fargo Bank NA	1,150,000	1,150,000
California, Statewide Communities Development Authority, Student Housing Revenue, Irvine LLC Phase 1, 4.0%, 5/15/2046, INS: BAM	2,000,000	1,823,278
California, Tobacco Securitization Authority, Tobacco Settlement Revenue, San Diego County Tobacco Asset Securitization Corp., “1” , Series A, 5.0%, 6/1/2048	2,800,000	2,892,115
California, Transbay Joint Powers Authority, Senior Tax Allocate Bonds, Series A, 5.0%, 10/1/2049	3,000,000	3,012,089
California, Val Verde Unified School District, General Obligation:
Series G, 4.0%, 8/1/2048, INS: AGMC	1,250,000	1,221,404
Series C, 4.0%, 8/1/2049, INS: AGMC	2,000,000	1,950,905
Cupertino, CA, Union School District, Election of 2012, Series B, Prerefunded, 5.0%, 8/1/2034	1,000,000	1,016,861
Fontana, CA, Special Tax, The Meadows:
4.0%, 9/1/2040	625,000	562,135
4.0%, 9/1/2045	750,000	642,964
4.0%, 9/1/2050	900,000	745,224
Fresno, CA, Airport Revenue, Series A, AMT, 5.0%, 7/1/2053, INS: BAM	2,000,000	2,059,275
Inglewood, CA, Redevelopment Agency Successor Tax Allocation, Merged Redevelopment Project, Series A, 5.0%, 5/1/2032, INS: BAM	1,000,000	1,060,809
Irvine, CA, Improvement Bond Act 1915, 5.0%, 9/2/2044	2,500,000	2,568,595
Irvine, CA, Special Tax, Community Facilities District No. 2013-3, Improvement Area No. 8, 5.0%, 9/1/2051, INS: AGMC	1,200,000	1,241,405
Irvine, CA, Unified School District Special Tax, Community Facilities District No. 09:
Series B, 5.0%, 9/1/2042	695,000	703,510
Series C, 5.0%, 9/1/2047	995,000	1,002,241
Series D, 5.0%, 9/1/2049	745,000	749,358
Series B, 5.0%, 9/1/2051	995,000	996,578
Series A, 5.0%, 9/1/2056, INS: BAM	4,975,000	5,149,236
Long Beach, CA, Airport System Revenue, Series C, AMT, 5.25%, 6/1/2047, INS: AGMC	1,500,000	1,579,641
Los Angeles, CA, Community Facilities District No. 2021-01, Special Tax:
5.0%, 9/1/2047	1,200,000	1,170,970
5.0%, 9/1/2052	1,000,000	960,448
The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	19

	Principal Amount ($)	Value ($)
Los Angeles, CA, County Public Works Financing Authority, Lease Revenue:
Series G, 5.0%, 12/1/2041	1,000,000	1,099,454
Series G, 5.0%, 12/1/2042	1,390,000	1,521,491
Los Angeles, CA, Department of Airports Revenue:
Series B, AMT, 5.0%, 5/15/2029	3,450,000	3,651,300
Series B, AMT, 5.0%, 5/15/2030	2,285,000	2,419,654
Series B, AMT, 5.0%, 5/15/2034	3,335,000	3,443,296
Series B, AMT, 5.0%, 5/15/2035	750,000	772,139
Series A, AMT, 5.0%, 5/15/2038	2,000,000	2,138,550
Modesto, CA, High School District, General Obligation, Series A, 4.0%, 8/1/2052	5,000,000	4,763,643
Modesto, CA, State Irrigation District, Series A, 5.0%, 10/1/2042	2,500,000	2,731,080
Moreno Valley, CA, Unified School District, General Obligation, Series D, 5.25%, 8/1/2052, INS: AGMC	3,500,000	3,798,556
Nuveen California Quality Municipal Income Fund, Series 7, 144A, AMT, 4.13% (b), 9/7/2023, LIQ: Royal Bank of Canada	1,900,000	1,900,000
Orange County, CA, Community Facilities District No. 2016-1, Esencia Village, Series A, 5.0%, 8/15/2041	6,545,000	6,630,845
Rio Vista, CA, Community Facilities District, Special Tax, 5.0%, 9/1/2048	1,000,000	988,767
Riverside County, CA, General Obligation, Series B-2, 3.0%, 6/1/2048	5,447,000	3,966,167
Sacramento County, CA, Airport Systems Revenue:
Series C, AMT, 5.0%, 7/1/2029	2,000,000	2,106,134
Series C, AMT, 5.0%, 7/1/2032	4,985,000	5,244,135
Sacramento County, CA, Special Tax, Community Facilities District No. 2004-1, McClellan Park:
5.0%, 9/1/2035	2,335,000	2,412,809
5.0%, 9/1/2040	2,665,000	2,697,853
San Bernardino County, CA, Flood Control District, 2.75% (b), 9/7/2023, LOC: Bank of America NA	655,000	655,000
San Diego, CA, Public Facilities Financing Authority Revenue:
Series A, 5.0%, 10/15/2039	500,000	561,182
Series A, 5.0%, 10/15/2041	1,000,000	1,113,009
Series A, 5.0%, 10/15/2042	500,000	553,862
Series A, 5.0%, 10/15/2043	585,000	644,753
San Francisco City & County, CA, Airports Commission, International Airport Revenue, Series D, AMT, 5.0%, 5/1/2048	3,705,000	3,744,619
The accompanying notes are an integral part of the financial statements.

20	|	DWS California Tax-Free Income Fund

	Principal Amount ($)	Value ($)
San Francisco City & County, CA, Airports Commission, International Airport Revenue, Special Facility Lease- SFO Fuel Co. LLC, Series A, AMT, 5.0%, 1/1/2047	2,000,000	2,044,153
San Francisco City & County, CA, Public Utilities Commission Wastewater Revenue:
Series A, 5.0%, 10/1/2039	375,000	423,185
Series A, 5.0%, 10/1/2041	200,000	223,743
Series B, 5.0%, 10/1/2042	750,000	832,291
San Francisco City & County, CA, Redevelopment Agency, Mission Bay South Redevelopment Project, Series A, 5.0%, 8/1/2043	2,100,000	2,132,218
San Francisco City & County, CA, Redevelopment Agency, Successor Agency Tax, Mission Bay North Redevelopment Project, Series A, 5.0%, 8/1/2041, INS: NATL	2,605,000	2,673,954
San Francisco City & County, CA, Redevelopment Agency, Successor Agency Tax, Transbay Infrastructure Projects, Series B, 5.0%, 8/1/2046, INS: AGMC	7,000,000	7,291,454
San Francisco City & County, CA, Special Tax District No. 2020-1, Mission Rock Facilities & Services, Series A, 144A, 4.0%, 9/1/2051	500,000	390,793
San Jose, CA, Airport Revenue, Series A, AMT, 5.0%, 3/1/2041	2,000,000	2,033,349
San Luis Obispo County, CA, Financing Authority Revenue:
Series A, 5.0%, 9/1/2033, INS: BAM	3,625,000	3,774,020
Series A, 5.0%, 9/1/2034, INS: BAM	2,205,000	2,297,620
San Marcos, CA, School Financing Authority Lease Revenue:
5.0%, 8/15/2034, INS: AGMC	850,000	903,649
5.0%, 8/15/2035, INS: AGMC	700,000	740,487
5.0%, 8/15/2036, INS: AGMC	1,100,000	1,157,288
5.0%, 8/15/2037, INS: AGMC	1,400,000	1,466,146
Santa Ana, CA, Financing Authority, Police Administration & Holding Facility:
Series A, 6.25%, 7/1/2024, INS: NATL	225,000	230,131
Series A, ETM, 6.25%, 7/1/2024, INS: NATL	225,000	230,278
Santa Barbara County, CA, Solid Waste System Revenue, Certificates of Participation:
Series B, AMT, 5.0%, 12/1/2036	7,000,000	7,333,119
Series B, AMT, 5.0%, 12/1/2038	4,950,000	5,103,303
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.65%, 9/1/2024, INS: NATL	1,445,000	1,477,195
5.65%, 9/1/2025, INS: NATL	1,520,000	1,588,235
5.65%, 9/1/2026, INS: NATL	1,605,000	1,718,961
The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	21

	Principal Amount ($)	Value ($)
Santa Monica, CA, Redevelopment Agency Tax Allocation, Earthquake Recovery Redevelopment, 5.875%, 7/1/2036	2,125,000	2,131,405
Southern California, Public Power Authority Revenue, APEX Power Project, Series A, 5.0%, 7/1/2036	1,960,000	1,981,035
Southern California, Public Power Authority, Southern Transmission System Revenue, Series 1, 5.0%, 7/1/2043	3,000,000	3,309,379
Stockton, CA, Public Financing Authority, Water Revenue, Green Bond:
Series A, 5.0%, 10/1/2034, INS: BAM	750,000	818,006
Series A, 5.0%, 10/1/2035, INS: BAM	1,500,000	1,626,273
Yuba, CA, Community College District, Series A, 4.0%, 8/1/2033	3,000,000	3,048,784
		349,053,956
Guam 0.8%
Guam, Government Waterworks Authority, Water & Wastewater System Revenue, Series A, 5.0%, 1/1/2050	360,000	358,326
Guam, Power Authority Revenue:
Series A, 5.0%, 10/1/2037	1,050,000	1,065,267
Series A, 5.0%, 10/1/2038	960,000	971,413
Series A, 5.0%, 10/1/2040	665,000	670,635
		3,065,641
Puerto Rico 1.3%
Puerto Rico, General Obligation:
Series A1, 4.0%, 7/1/2041	830,269	717,981
Series A1, 4.0%, 7/1/2046	1,030,435	857,812
Puerto Rico, Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Hospital Auxilio Mutuo Obligated Group Project, 5.0%, 7/1/2031	925,000	994,596
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A-1, Zero Coupon, 7/1/2046	2,000,000	557,056
Series A-1, 4.75%, 7/1/2053	1,545,000	1,448,406
		4,575,851
Other 0.7%
Freddie Mac Multi-Family ML Certificates:
“A-CA” , Series 2020-ML08, 1.896%, 11/25/2037, GTY: Freddie Mac	1,133,659	846,509
“A-CA” , Series 2021-ML10, 2.046%, 6/25/2038	2,388,662	1,735,910
		2,582,419
Total Municipal Investments (Cost $379,981,114)		359,277,867

The accompanying notes are an integral part of the financial statements.

22	|	DWS California Tax-Free Income Fund

	Shares	Value ($)
Closed-End Investment Companies 0.4%
Eaton Vance California Municipal Bond Fund (Cost $1,560,805)	175,000	1,513,750

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $381,541,919)	99.2	360,791,617
Other Assets and Liabilities, Net	0.8	2,933,917
Net Assets	100.0	363,725,534

(a)
Variable or floating rate security. These securities are shown at their current rate as of
August 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(b)
Variable rate demand notes and variable rate demand preferred shares are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder through a put or tender feature, and are shown at their current rates as of August 31,
2023. Date shown reflects the earlier of demand date or stated maturity date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.
AMT: Subject to alternative minimum tax.
BAM: Build America Mutual
ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by
U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement
INS: Insured
LIQ: Liquidity Facility
LOC: Letter of Credit
NATL: National Public Finance Guarantee Corp.
Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	23

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$359,277,867	$—	$359,277,867
Closed-End Investment Companies	1,513,750	—	—	1,513,750
Total	$1,513,750	$359,277,867	$—	$360,791,617

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

24	|	DWS California Tax-Free Income Fund

Statement of Assets and Liabilities
as of August 31, 2023

Assets
Investment in securities, at value (cost $381,541,919)	$360,791,617
Cash	36,951
Receivable for investments sold	815,000
Receivable for Fund shares sold	141,198
Interest receivable	4,280,807
Other assets	19,121
Total assets	366,084,694
Liabilities
Payable for investments purchased	1,585,489
Payable for Fund shares redeemed	261,824
Distributions payable	121,978
Accrued management fee	108,553
Accrued Trustees' fees	4,510
Other accrued expenses and payables	276,806
Total liabilities	2,359,160
Net assets, at value	$363,725,534
Net Assets Consist of
Distributable earnings (loss)	(33,984,150)
Paid-in capital	397,709,684
Net assets, at value	$363,725,534
The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	25

Statement of Assets and Liabilities as of August 31, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($220,048,424 ÷ 34,106,613 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.45
Maximum offering price per share (100 ÷ 97.25 of $6.45)	$6.63
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,257,835 ÷ 508,455 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.41
Class S
Net Asset Value, offering and redemption price per share ($127,853,182 ÷ 19,856,602 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.44
Institutional Class
Net Asset Value, offering and redemption price per share ($12,566,093 ÷ 1,952,387 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.44
The accompanying notes are an integral part of the financial statements.

26	|	DWS California Tax-Free Income Fund

Statement of Operations
for the year ended August 31, 2023

Investment Income
Income:
Interest	$14,889,991
Dividends	10,212
Total income	14,900,203
Expenses:
Management fee	1,525,402
Administration fee	380,241
Services to shareholders	322,386
Distribution and service fees	617,459
Custodian fee	5,321
Professional fees	105,340
Reports to shareholders	36,292
Registration fees	59,310
Trustees' fees and expenses	16,804
Other	28,094
Total expenses before expense reductions	3,096,649
Expense reductions	(375,238)
Total expenses after expense reductions	2,721,411
Net investment income	12,178,792
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(9,460,222)
Payments by affiliates (see Note F)	2,723
(9,457,499)
Change in net unrealized appreciation (depreciation) on investments	992,308
Net gain (loss)	(8,465,191)
Net increase (decrease) in net assets resulting from operations	$3,713,601
The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	27

Statements of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$12,178,792	$14,683,054
Net realized gain (loss)	(9,457,499)	(4,629,002)
Change in net unrealized appreciation (depreciation)	992,308	(73,740,203)
Net increase (decrease) in net assets resulting from operations	3,713,601	(63,686,151)
Distributions to shareholders:
Class A	(7,115,235)	(11,308,835)
Class C	(95,550)	(219,948)
Class S	(4,440,801)	(9,473,149)
Institutional Class	(455,264)	(766,510)
Total distributions	(12,106,850)	(21,768,442)
Fund share transactions:
Proceeds from shares sold	39,954,428	106,911,010
Reinvestment of distributions	10,810,464	19,797,802
Payments for shares redeemed	(116,746,186)	(260,145,302)
Net increase (decrease) in net assets from Fund share transactions	(65,981,294)	(133,436,490)
Increase (decrease) in net assets	(74,374,543)	(218,891,083)
Net assets at beginning of period	438,100,077	656,991,160
Net assets at end of period	$363,725,534	$438,100,077

The accompanying notes are an integral part of the financial statements.

28	|	DWS California Tax-Free Income Fund

Financial Highlights
DWS California Tax-Free Income Fund — Class A
	Years Ended August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$6.58	$7.65	$7.56	$7.77	$7.41
Income (loss) from investment operations:
Net investment income[a]	.19	.18	.18	.21	.22
Net realized and unrealized gain (loss)	(.13 )	(.99 )	.16	(.15 )	.36
Total from investment operations	.06	(.81 )	.34	.06	.58
Less distributions from:
Net investment income	(.19 )	(.18 )	(.18 )	(.21 )	(.22 )
Net realized gains	—	(.08 )	(.07 )	(.06 )	(.00 )*
Total distributions	(.19 )	(.26 )	(.25 )	(.27 )	(.22 )
Net asset value, end of period	$6.45	$6.58	$7.65	$7.56	$7.77
Total Return (%)[b,c]	1.01	(10.76)	4.56	.79	8.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	220	259	337	352	381
Ratio of expenses before expense reductions (including interest expense) (%)	.86	.84	.87	.87	.88 [d]
Ratio of expenses after expense reductions (including interest expense) (%)	.78	.76	.79	.78	.80 [d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.78	.76	.79	.78	.79
Ratio of net investment income (%)	3.02	2.54	2.42	2.76	3.01
Portfolio turnover rate (%)	59	49	41	57	48

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	29

DWS California Tax-Free Income Fund — Class C
	Years Ended August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$6.53	$7.60	$7.51	$7.72	$7.37
Income (loss) from investment operations:
Net investment income[a]	.15	.13	.13	.15	.17
Net realized and unrealized gain (loss)	(.12 )	(.99 )	.16	(.15 )	.35
Total from investment operations	.03	(.86 )	.29	—	.52
Less distributions from:
Net investment income	(.15 )	(.13 )	(.13 )	(.15 )	(.17 )
Net realized gains	—	(.08 )	(.07 )	(.06 )	(.00 )*
Total distributions	(.15 )	(.21 )	(.20 )	(.21 )	(.17 )
Net asset value, end of period	$6.41	$6.53	$7.60	$7.51	$7.72
Total Return (%)[b,c]	.40	(11.52)	3.79	.02	7.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	6	9	18	26
Ratio of expenses before expense reductions (including interest expense) (%)	1.62	1.61	1.63	1.64	1.65 [d]
Ratio of expenses after expense reductions (including interest expense) (%)	1.53	1.51	1.54	1.53	1.55 [d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.53	1.51	1.54	1.53	1.54
Ratio of net investment income (%)	2.27	1.78	1.69	2.01	2.26
Portfolio turnover rate (%)	59	49	41	57	48

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

30	|	DWS California Tax-Free Income Fund

DWS California Tax-Free Income Fund — Class S
	Years Ended August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$6.56	$7.63	$7.55	$7.75	$7.40
Income (loss) from investment operations:
Net investment income[a]	.21	.20	.20	.23	.24
Net realized and unrealized gain (loss)	(.12 )	(.99 )	.15	(.14 )	.35
Total from investment operations	.09	(.79 )	.35	.09	.59
Less distributions from:
Net investment income	(.21 )	(.20 )	(.20 )	(.23 )	(.24 )
Net realized gains	—	(.08 )	(.07 )	(.06 )	(.00 )*
Total distributions	(.21 )	(.28 )	(.27 )	(.29 )	(.24 )
Net asset value, end of period	$6.44	$6.56	$7.63	$7.55	$7.75
Total Return (%)[b]	1.42	(10.57)	4.68	1.17	8.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	156	299	323	396
Ratio of expenses before expense reductions (including interest expense) (%)	.66	.69	.72	.73	.74 [c]
Ratio of expenses after expense reductions (including interest expense) (%)	.53	.51	.54	.53	.55 [c]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.53	.51	.54	.53	.54
Ratio of net investment income (%)	3.27	2.77	2.67	3.01	3.26
Portfolio turnover rate (%)	59	49	41	57	48

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS California Tax-Free Income Fund	|	31

DWS California Tax-Free Income Fund — Institutional Class
	Years Ended August 31,		Period Ended
	2023	2022	8/31/21[a]
Selected Per Share Data
Net asset value, beginning of period	$6.56	$7.63	$7.62
Income (loss) from investment operations:
Net investment income[b]	.21	.20	.15
Net realized and unrealized gain (loss)	(.12 )	(.99 )	.08
Total from investment operations	.09	(.79 )	.23
Less distributions from:
Net investment income	(.21 )	(.20 )	(.15 )
Net realized gains	—	(.08 )	(.07 )
Total distributions	(.21 )	(.28 )	(.22 )
Net asset value, end of period	$6.44	$6.56	$7.63
Total Return (%)[c]	1.42	(10.57)	2.99 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	17	12
Ratio of expenses before expense reductions (%)	.64	.63	.70 **
Ratio of expenses after expense reductions (%)	.53	.51	.54 **
Ratio of net investment income (%)	3.27	2.79	2.62 **
Portfolio turnover rate (%)	59	49	41 [d]

[a]	For the period from December 1, 2020 (commencement of operations) to August 31, 2021.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended August 31, 2021.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

32	|	DWS California Tax-Free Income Fund

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS California Tax-Free Income Fund (the “Fund” ) is a diversified series of Deutsche DWS State Tax-Free Income Series (the “Series” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund

DWS California Tax-Free Income Fund	|	33

pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Closed-end investment companies for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Closed-end investment companies are generally categorized as Level 1.
Municipal debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or

34	|	DWS California Tax-Free Income Fund

pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Option Bond trust (the “TOB Trust” ). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.
By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions, if any, as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued”  in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes issued”  in the Statement of Operations.

DWS California Tax-Free Income Fund	|	35

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.
The Fund did not invest in inverse floaters during the period.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.
At August 31, 2023, the Fund had net tax basis capital loss carryforwards of approximately $14,233,000, including short-term losses ($4,256,000) and long-term losses ($9,977,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of August 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

36	|	DWS California Tax-Free Income Fund

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At August 31, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed tax-exempt income	$1,114,061
Capital loss carryforwards	$(14,233,000)
Net unrealized appreciation (depreciation) on investments	$(20,743,784)
At August 31, 2023, the aggregate cost of investments for federal income tax purposes was $381,535,401. The net unrealized depreciation for all investments based on tax cost was $20,743,784. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $4,209,498 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $24,953,282.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2023	2022
Distributions from tax-exempt income	$12,106,277	$14,669,247
Distributions from ordinary income*	$573	$742,995
Distributions from long-term capital gains	$—	$6,356,200

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from

DWS California Tax-Free Income Fund	|	37

investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
B.
Purchases and Sales of Securities
During the year ended August 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $230,286,391 and $294,665,748, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.40%
Next $750 million of such net assets	.37%
Next $1.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Over $12.5 billion of such net assets	.25%
Accordingly, for the year ended  August 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.389% of the Fund’s average daily net assets.
For the period from September 1, 2022 through November 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses

38	|	DWS California Tax-Free Income Fund

such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.76%
Class C	1.51%
Class S	.51%
Institutional Class	.51%
Effective December 1, 2022 through November 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.79%
Class C	1.54%
Class S	.54%
Institutional Class	.54%
For the year ended August 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$182,717
Class C	3,903
Class S	173,073
Institutional Class	15,545
$375,238
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2023, the Administration Fee was $380,241, of which $30,105 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder

DWS California Tax-Free Income Fund	|	39

servicing fee it receives from the Fund. For the year ended August 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2023
Class A	$19,622	$3,224
Class C	308	44
Class S	19,559	3,195
Institutional Class	171	30
	$39,660	$6,493
In addition, for the year ended August 31, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$129,799
Class C	2,609
Class S	123,850
Institutional Class	12,266
$268,524
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2023
Class C	$31,823	$2,136
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

40	|	DWS California Tax-Free Income Fund

accounts the firms service. For the year ended August 31, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2023	Annual Rate
Class A	$575,028	$97,815.24%
Class C	10,608	1,307.25%
	$585,636	$99,122
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2023 aggregated $872.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2023, there was no CDSC for Class C Shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2023, DDI received $6,775 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended August 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,505, of which $824 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended August 31, 2023, the Fund engaged in securities purchases of $123,665,000 and securities sales of $110,525,000 with a net gain (loss) on securities sales of $0, with affiliated funds in compliance with Rule 17a-7 under the 1940 Act.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of

DWS California Tax-Free Income Fund	|	41

the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2023.
E.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,050,887	$6,841,666	2,403,580	$17,310,105
Class C	12,136	78,231	66,367	485,879
Class S	4,756,633	30,176,127	10,364,676	71,040,019
Institutional Class	438,153	2,858,404	2,453,425	18,075,007
		$39,954,428		$106,911,010
Shares issued to shareholders in reinvestment of distributions
Class A	1,002,170	$6,487,864	1,425,538	$10,260,059
Class C	14,940	95,960	29,967	215,522
Class S	583,538	3,768,805	1,185,769	8,561,521
Institutional Class	70,937	457,835	106,061	760,700
		$10,810,464		$19,797,802
Shares redeemed
Class A	(7,329,983)	$(47,411,032)	(8,537,307)	$(60,103,807)
Class C	(374,731)	(2,404,931)	(366,854)	(2,554,877)
Class S	(9,267,200)	(59,150,006)	(26,995,683)	(187,101,824)
Institutional Class	(1,216,654)	(7,780,217)	(1,458,809)	(10,384,794)
		$(116,746,186)		$(260,145,302)
Net increase (decrease)
Class A	(5,276,926)	$(34,081,502)	(4,708,189)	$(32,533,643)
Class C	(347,655)	(2,230,740)	(270,520)	(1,853,476)
Class S	(3,927,029)	(25,205,074)	(15,445,238)	(107,500,284)
Institutional Class	(707,564)	(4,463,978)	1,100,677	8,450,913
		$(65,981,294)		$(133,436,490)

42	|	DWS California Tax-Free Income Fund

F.
Payments by Affiliates
During the year ended August 31, 2023, the Advisor agreed to reimburse the Fund $2,723 for a loss incurred on a trade executed in violation of the Fund’s investment guidelines. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

DWS California Tax-Free Income Fund	|	43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS State Tax-Free Income Series and Shareholders of DWS California Tax-Free Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS California Tax-Free Income Fund (the “Fund” ) (one of the funds constituting Deutsche DWS State Tax-Free Income Series) (the “Trust” ), including the investment portfolio, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS State Tax-Free Income Series) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

44	|	DWS California Tax-Free Income Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
October 23, 2023

DWS California Tax-Free Income Fund	|	45

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

46	|	DWS California Tax-Free Income Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2023 to August 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS California Tax-Free Income Fund	|	47

Expenses and Value of a $1,000 Investment
For the six months ended August 31, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/23	$1,008.80	$1,004.90	$1,010.00	$1,010.00
Expenses Paid per $1,000*	$4.00	$7.78	$2.74	$2.74
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/23	$1,021.22	$1,017.44	$1,022.48	$1,022.48
Expenses Paid per $1,000	$4.02	$7.83	$2.75	$2.75

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS California Tax-Free Income Fund	.79%	1.54%	.54%	.54%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
Of the dividends paid from net investment income for the taxable year ended August 31, 2023, 100% are designated as exempt interest dividends for federal income tax purposes.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

48	|	DWS California Tax-Free Income Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS California Tax-Free Income Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s

DWS California Tax-Free Income Fund	|	49

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment

50	|	DWS California Tax-Free Income Fund

management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that, effective October 1, 2021, in connection with the 2021 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.05%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not

DWS California Tax-Free Income Fund	|	51

unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees

52	|	DWS California Tax-Free Income Fund

may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS California Tax-Free Income Fund	|	53

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

54	|	DWS California Tax-Free Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

DWS California Tax-Free Income Fund	|	55

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

56	|	DWS California Tax-Free Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Assistant
Secretary, DWS Distributors, Inc. (2018–present); Vice
President, DWS Service Company (2018–present);
President, DB Investment Managers, Inc.(2018–present);
President and Chief Executive Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2017–present); formerly: Vice
President for the Deutsche funds (2016–2017); Assistant
Secretary for the DWS funds (2013–2019); Secretary, DWS
USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023);
Assistant Secretary, DWS Trust Company (2018–2023);
Assistant Secretary, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2013–2020); Directorships: Director of
DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of
Episcopalian Charities of New York (2018–present);
Interested Director of The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2020–present); Director of ICI Mutual
Insurance Company (2020–present); Director of DWS USA
Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager
of DBX Advisors LLC. (2023–present)

DWS California Tax-Free Income Fund	|	57

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

58	|	DWS California Tax-Free Income Fund

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 48 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS California Tax-Free Income Fund	|	59

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

60	|	DWS California Tax-Free Income Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KCTAX	KCTCX	SDCSX	DCLIX
CUSIP Number	25158X 104	25158X 302	25158X 401	25158X 815
Fund Number	9	309	2409	1499

DWS California Tax-Free Income Fund	|	61

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DCATF-2
(R-023985-13 10/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS california tax-free income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$49,811	$0	$7,629	$0
2022	$49,811	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$7,629	$539,907	$0	$547,536
2022	$7,880	$32,448	$0	$40,328

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of Deutsche DWS State Tax-Free Income Series

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/30/2023